UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2011
UDR, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado	80129

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On April 1, 2011, UDR Inc. (“UDR” or “the Company”), through its subsidiary United Dominion Realty, L.P. (the “Operating Partnership”) closed on an acquisition of a multifamily apartment community referred to as 10 Hanover Square, located in New York City, New York. The community was acquired for $259.8 million, which included the assumption of $192.0 million of debt, and the issuance of operating partnership units (“OP Units”) of the Operating Partnership. The community is comprised of 493 homes.
On April 5, 2011, the Company and the Operating Partnership completed a $500 million asset exchange whereby UDR acquired one multifamily apartment community (227 homes), and the Operating Partnership acquired two multifamily apartment communities (833 homes) and a parcel of land. The acquired assets are: 388 Beale in San Francisco, CA (227 homes); 14 North in Peabody, MA (387 homes); and Inwood West in Woburn, MA (446 homes). The communities were acquired for $263.0 million, which included the assumption of $55.8 million of debt. UDR sold two multifamily apartment communities (434 homes) and the Operating Partnership sold four multifamily apartment communities (984 homes) located in California as part of the transaction. The communities are: Crest at Phillips Ranch, Villas at San Dimas, Villas at Bonita, The Arboretum, Rancho Vallecitos and Milazzo.
Item 9.01 Financial Statements and Exhibits.
The following financial statements are being filed in connection with the acquisition of certain communities as described in Item 8.01 as required by Sections 210.3-14 and 210.11-01 of Regulation S-X.

(a) Financial Statements of Real Estate Properties Acquired

10 Hanover Square
Report of Independent Registered Public Accounting Firm	3
Statement of Revenues and Certain Expenses for the year ended December 31, 2010	4

Notes to Statement of Revenues and Certain Expenses	5

388 Beale (formerly Towers by the Bay)
Report of Independent Auditors	7
Statement of Revenues and Certain Expenses for the year ended December 31, 2010	8

Notes to Statement of Revenues and Certain Expenses	9

14 North (formerly Avalon at Crane Brook)
Report of Independent Auditors	11
Statement of Revenues and Certain Expenses for the year ended December 31, 2010	12

Notes to Statement of Revenues and Certain Expenses	13

Inwood West (formerly Avalon Woburn)
Report of Independent Auditors	15
Statement of Revenues and Certain Expenses for the year ended December 31, 2010	16

Notes to Statement of Revenues and Certain Expenses	17

(b) Unaudited Pro Forma Financial Information

Pro Forma Consolidated Balance Sheet as of December 31, 2010	20
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2010 (unaudited)	21
Notes to Pro Forma Consolidated Financial Statements (unaudited)	22

(c) Exhibits

23.1 Consent of Independent Registered Public Accounting Firm	25
23.2 Consent of Independent Registered Public Accounting Firm	26

SIGNATURES
Pursuant to the requirements of the Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

UDR, Inc.
Date: May 2, 2011	By:	/s/ David L. Messenger
David L. Messenger
Senior Vice President & Chief Financial Officer (duly authorized officer, principal financial officer and chief accounting officer)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors
UDR, Inc.
We have audited the accompanying statement of revenues and certain expenses of the 10 Hanover (the Community) for the year ended December 31, 2010. This financial statement is the responsibility of the Community’s management. Our responsibility is to express an opinion on the financial statement based upon our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of UDR, Inc., as described in Note 1. The presentation is not intended to be a complete presentation of the Community’s revenues and expenses. In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of 10 Hanover for the year ended December 31, 2010, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC
April 29, 2011
Denver, Colorado

10 Hanover Square
Statement of Revenues and Certain Expenses
For the Year Ended December 31, 2010
(in thousands)

Revenues:
Rental revenues	$18,841
Other property revenues	199

Total revenues	19,040

Rental expenses:
Personnel	457
Utilities	2,177
Repairs and maintenance	1,654
Administrative and marketing	688
Property management	407
Real estate taxes and insurance	215

Total rental expenses	5,598

Revenues in excess of certain expenses	$13,442

See accompanying notes.

1. Basis of Presentation
On April 1, 2011, UNITED DOMINION REALTY, L.P., a subsidiary of UDR, INC., entered into an agreement to purchase 10 Hanover Square (the Community), a residential apartment community with retail and commercial leased space located in New York City, New York from TEN HANOVER, LLC.
The statements of revenues and certain expenses relates to the operations of the Community and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statement of revenues and certain expenses has been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense, and entity expenses are not reflected in the statement of revenues and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statement of revenues and certain expenses for the period presented is not representative of the actual operations for the period presented, as certain revenues and expenses which may not be in the proposed future operations of the Community have been excluded in accordance with Rule 3-14 of Regulation S-X.
2. Summary of Significant Accounting Policies
Revenue Recognition
The apartment homes are leased under operating leases with terms of generally one year or less. Rental income is recognized as it is earned, which is not materially different than on a straight-line basis.
The Community leases space to commercial tenants under noncancelable operating lease agreements. As such, the Community recognizes lease revenue in accordance with FASB ASC 840, Leases, which requires that lease revenue be recognized on a straight-line basis over the term of the lease.
Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations, and replacements are capitalized.
Advertising Costs
All advertising costs are expensed as incurred and reported on the statement of revenue and certain expenses within the line item “Administrative and marketing.” For the year ended December 31, 2010, advertising expenses were approximately $9,000.
Use of Estimates
The preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management of the Community to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
3. Related-Party Transactions
An affiliate of the Community performed the property management function and charged total management fees of 2% of gross rental receipts for this service for 2010. Management fees in the amount of $407,090 were charged to the Community during 2010.

4. Tax Exemption and Abatement
The Community was converted from an office property to residential in 2006 under the Section 421-g Program (the “Program”) administered by the NYC Department of Housing Preservation and Development to promote more productive use of non-residential buildings in Lower Manhattan. A partial exemption and abatement was given for the conversion of nonresidential buildings to residential use in the eligible Lower Manhattan revitalization area. Under the terms of the Program, the Property is exempt from real estate taxes at a maximum of twelve years and expires in 2018. There is a 100% exemption for eight years and a phase out with step downs of 20% per year for four years. In addition, the Property is subject to a fourteen year real estate tax abatement, which expires in 2020 and is capped at a base assessed value prior to conversion. There is a 100% tax abatement for ten years that is phased out over the last four years with step downs of 20% per year. At December 31, 2010, the Property was in its fifth year of exemption and abatement, and as a result, no real estate tax expense was recorded during the year ended December 31, 2010.
5. Subsequent Events
Management of the Community has evaluated subsequent events through April 29, 2011, the date on which the statement of revenues and certain expenses was issued.

Report of Independent Auditors
Board of Directors
UDR, Inc.
We have audited the accompanying statement of revenues and certain expenses of Towers by the Bay (the “Towers”) for the year ended December 31, 2010. The statement of revenues and certain expenses is the responsibility of the Towers’ management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K to be filed by UDR, Inc. as described in Note 1, and is not intended to be a complete presentation of the Towers’ revenues and expenses.
In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Towers for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
McLean, Virginia
April 15, 2011

Towers by the Bay
Statement of Revenues and Certain Expenses
For the Year Ended December 31, 2010
(in thousands)

Revenues:
Rental revenues	$7,190
Other property revenues	559

Total revenues	7,749

Rental expenses:
Personnel	582
Utilities	338
Repairs and maintenance	210
Administrative and marketing	180
Property management	—
Real estate taxes and insurance	1,084

Total rental expenses	2,394

Revenues in excess of certain expenses	$5,355

See accompanying notes.

Towers by the Bay
Notes to the Statement of Revenues and Certain Expenses
December 31, 2010
1. Basis of Presentation
Presented herein is the statement of revenues and certain expenses of the Towers by the Bay owned by Bay Rincon, L.P., a Delaware limited partnership (“Bay Rincon”). AVALONBAY COMMUNITIES, INC. (“AVB”), a Maryland corporation, either in its own name or indirectly through entities wholly owned and controlled by AVB, owned this property, which was sold to UDR, INC., a Maryland corporation and UNITED DOMINION REALTY, L.P., a Delaware limited partnership, on April 5, 2011.
AVB and UDR exchanged their respective properties in a manner that qualifies as a tax-free like-kind exchange under Section 1031 of the Internal Revenue Code. The specific properties and terms of the sale are outlined in the Real Property Exchange Agreement made as of the 24th day of January 2011.
The statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and is not intended to be a complete presentation of the actual operations of the Towers. Accordingly, the financial statement excludes certain expenses because they may not be comparable to those expected to be incurred in the future operations of the Towers. Items excluded consist primarily of interest expense, income tax, management fees, and depreciation expense.
The Towers is comprised of a 227-home apartment community located at 388 Beale Street, San Francisco, California.
2. Summary of Significant Accounting Policies
Basis of Accounting
The financial statements are prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (GAAP).
Use of Estimates
The preparation of the statements of revenues and certain expenses in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosure of revenues and certain expenses of the Towers during the reporting period. Actual results could differ from those estimates.
Real Estate
Expenditures for maintenance and repairs are charged to operations as incurred. Significant renovations or betterments that extend the economic useful life of the assets are capitalized.
Revenue Recognition
Rental income related to leases is recognized on an accrual basis when due from residents. In accordance with the Towers’ standard lease terms, rental payments are generally due on a monthly basis. Advanced receipts of rental income are deferred and classified as liabilities until earned. Any cash concessions given at the inception of the lease are amortized over the approximate life of the lease, which is generally one year.
Rental income includes revenue from two commercial tenants whose minimum fixed and determinable rent is recognized on a straight-line basis over the noncancelable lease term.

3. Related Party Transactions
AvalonBay Communities, Inc. incurs other general administrative costs on behalf of the Towers, such as forms, administrative materials, papers, ledgers, other supplies and equipment, all costs of property manager’s data processing equipment, overhead employee salaries, and express delivery charges, which are not charged back to the Towers.
4. Commitment and Contingencies
From time to time, the Towers is party to legal proceedings and claims incidental to the ordinary course of business. While the outcome of these legal proceedings and claims cannot be predicted with certainty, management of the Towers does not believe the ultimate resolution of these matters would have a material adverse effect on the Towers’ statement of revenues and certain expenses.
5. Subsequent Events
Management of the Towers has evaluated subsequent events through April 15, 2011, the date on which the statement of revenues and certain expenses was issued.

Report of Independent Auditors
Board of Directors
UDR, Inc.
We have audited the accompanying statement of revenues and certain expenses of the Avalon at Crane Brook (the Company) for the year ended December 31, 2010. The statement of revenues and certain expenses is the responsibility of the Company’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K to be filed by UDR, Inc. as described in Note 1, and is not intended to be a complete presentation of the Company’s revenues and expenses.
In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Company for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
McLean, Virginia
April 20, 2011

Avalon at Crane Brook
Statement of Revenues and Certain Expenses
For the Year Ended December 31, 2010
(in thousands)

Revenues:
Rental revenues	$5,867
Other property revenues	322

Total revenues	6,189

Rental expenses:
Personnel	602
Utilities	229
Repairs and maintenance	516
Administrative and marketing	325
Property management	—
Real estate taxes and insurance	641

Total rental expenses	2,313

Revenues in excess of certain expenses	$3,876

See accompanying notes.

Avalon at Crane Brook
Notes to the Statement of Revenues and Certain Expenses
December 31, 2010
1. Basis of Presentation
Presented herein is the statement of revenues and certain expenses of Avalon at Crane Brook owned by Avalon Village North, Inc., a Maryland corporation (the “Company”). AVALONBAY COMMUNITIES, INC., (“AVB”), a Maryland corporation, either in its own name or indirectly through entities wholly owned and controlled by AVB, owned this property, which was sold to UDR, INC., a Maryland corporation and UNITED DOMINION REALTY, L.P., (“UDR”), a Delaware limited partnership, on April 5, 2011.
AVB and UDR exchanged their respective properties in a manner that qualifies as a tax-free like-kind exchange under Section 1031 of the Internal Revenue Code. The specific properties and terms of the sale are outlined in the Real Property Exchange Agreement made as of the 24th day of January 2011.
The statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and is not intended to be a complete presentation of the actual operations of the Company. Accordingly, the financial statement excludes certain expenses because they may not be comparable to those expected to be incurred in the future operations of the Company. Items excluded consist primarily of interest expense, income tax, management fees, and depreciation expense.
The Company is comprised of a 387-home apartment community located at 1000 Crane Brook Way, Peabody, Massachusetts.
2. Summary of Significant Accounting Policies
Basis of Accounting
The financial statements are prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (GAAP).
Use of Estimates
The preparation of the statements of revenues and certain expenses in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosure of revenues and certain expenses of the Company during the reporting period. Actual results could differ from those estimates.
Real Estate
Expenditures for maintenance and repairs are charged to operations as incurred. Significant renovations or betterments that extend the economic useful life of the assets are capitalized.
Revenue Recognition
Rental income related to leases is recognized on an accrual basis when due from residents. In accordance with the Company’s standard lease terms, rental payments are generally due on a monthly basis. Advanced receipts of rental income are deferred and classified as liabilities until earned. Any cash concessions given at the inception of the lease are amortized over the approximate life of the lease, which is generally one year.

3. Related Party Transactions
AvalonBay Communities, Inc. incurs other general administrative costs on behalf of the Company, such as forms, administrative materials, papers, ledgers, other supplies and equipment, all costs of property manager’s data processing equipment, overhead employee salaries, and express delivery charges, which are not charged back to the Company.
4. Commitment and Contingencies
From time to time, the Company is party to legal proceedings and claims incidental to the ordinary course of business. While the outcome of these legal proceedings and claims cannot be predicted with certainty, management of the Company does not believe the ultimate resolution of these matters would have a material adverse effect on the Company’s statement of revenues and certain expenses.
5. Subsequent Events
Management of the Company has evaluated subsequent events through April 20, 2011, the date on which the statement of revenues and certain expenses was issued.

Report of Independent Auditors
Board of Directors
UDR, Inc.
We have audited the accompanying statement of revenues and certain expenses of Avalon Woburn for the year ended December 31, 2010. The statement of revenues and certain expenses is the responsibility of Avalon Woburn’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K to be filed by UDR, Inc. as described in Note 1, and is not intended to be a complete presentation of Avalon Woburn’s revenues and expenses.
In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of Avalon Woburn for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
McLean, Virginia
April 15, 2011

Avalon Woburn
Statement of Revenues and Certain Expenses
For the Year Ended December 31, 2010
(in thousands)

Revenues:
Rental revenues	$7,938
Other property revenues	407

Total revenues	8,345

Rental expenses:
Personnel	636
Utilities	423
Repairs and maintenance	453
Administrative and marketing	342
Property management	—
Real estate taxes and insurance	568

Total rental expenses	2,422

Revenues in excess of certain expenses	$5,923

See accompanying notes.

Avalon Woburn
Notes to the Statement of Revenues and Certain Expenses
December 31, 2010
1. Basis of Presentation
Presented herein is the statement of revenues and certain expenses of Avalon Woburn owned by Woburn Finance, LLC, a Delaware limited liability company (the “Company”). AVALONBAY COMMUNITIES, INC., (“AVB”), a Maryland corporation, either in its own name or indirectly through entities wholly owned and controlled by AVB, owned this property, which was sold to UDR, INC., a Maryland corporation and UNITED DOMINION REALTY, L.P., (“UDR”), a Delaware limited partnership, on April 5, 2011.
AVB and UDR exchanged their respective properties in a manner that qualifies as a tax-free like-kind exchange under Section 1031 of the Internal Revenue Code. The specific properties and terms of the sale are outlined in the Real Property Exchange Agreement made as of the 24th day of January 2011.
The statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and is not intended to be a complete presentation of the actual operations of Avalon Woburn. Accordingly, the financial statement excludes certain expenses because they may not be comparable to those expected to be incurred in the future operations of Avalon Woburn. Items excluded consist primarily of interest expense, income tax, management fees, and depreciation expense.
Avalon Woburn is comprised of a 446-home apartment community located at 1 Inwood Drive, Woburn, Massachusetts.
2. Summary of Significant Accounting Policies
Basis of Accounting
The financial statements are prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (GAAP).
Use of Estimates
The preparation of the statement of revenues and certain expenses in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosure of revenues and certain expenses of Avalon Woburn during the reporting period. Actual results could differ from those estimates.
Real Estate
Expenditures for maintenance and repairs are charged to operations as incurred. Significant renovations or betterments that extend the economic useful life of the assets are capitalized.
Revenue Recognition
Rental income related to leases is recognized on an accrual basis when due from residents. In accordance with Avalon Woburn’s standard lease terms, rental payments are generally due on a monthly basis. Advanced receipts of rental income are deferred and classified as liabilities until earned. Any cash concessions given at the inception of the lease are amortized over the approximate life of the lease, which is generally one year.

3. Related Party Transactions
AvalonBay Communities, Inc. incurs other general administrative costs on behalf of the Company, such as forms, administrative materials, papers, ledgers, other supplies and equipment, all costs of property manager’s data processing equipment, overhead employee salaries, and express delivery charges, which are not charged back to Avalon Woburn.
4. Commitment and Contingencies
From time to time, Avalon Woburn is party to legal proceedings and claims incidental to the ordinary course of business. While the outcome of these legal proceedings and claims cannot be predicted with certainty, management of Avalon Woburn does not believe the ultimate resolution of these matters would have a material adverse effect on Avalon Woburn’s statement of revenues and certain expenses.
5. Subsequent Events
Management of Avalon Woburn has evaluated subsequent events through April 15, 2011, the date on which the statement of revenues and certain expenses was issued.

(b) Pro Forma Financial Information
The Unaudited Pro Forma Consolidated Financial Statements (including notes thereto) are qualified in their entirety by reference to, and should be read in conjunction with, the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and the financial statements included in Item 9.01(a) of this Current Report on Form 8-K.
The accompanying Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2010 reflects the financial position of the Company as if the acquisitions described in the Notes to the Unaudited Pro Forma Consolidated Financial Statements had been completed on December 31, 2010. The accompanying Unaudited Consolidated Statement of Operations for the twelve months ended December 31, 2010 presents the results of operations of the Company as if the transactions described in the Notes to the Unaudited Pro Forma Consolidated Financial Statements had been completed on January 1, 2010.
The accompanying Unaudited Pro Forma Consolidated Financial Statements are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the Unaudited Pro Forma Consolidated Financial Statements include pro forma allocations of the purchase price for the properties discussed in the accompanying notes based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisitions and are subject to change.

UDR, Inc.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2010
(In thousands)

	UDR	Pro Forma Adjustments
	(Historical)	Acquisitions		Dispositions		Pro Forma
	(audited)	(unaudited)		(unaudited)		(unaudited)
ASSETS

Real estate owned:
Real estate held for investment	$6,783,435	$510,175	(a)	$(264,339)	(f)	$7,029,271
Less: accumulated depreciation	(1,638,326)	—		69,769	(f)	(1,568,557)

Real estate investment, net	5,145,109	510,175		(194,570)		5,460,714
Real estate under development	97,912	—		—		97,912

Total real estate owned, net of accumulated depreciation	5,243,021	510,175		(194,570)		5,558,626
Cash and cash equivalents	9,486	—		—		9,486
Marketable securities	3,866	—		—		3,866
Restricted cash	15,447	1,693	(b)	—		17,140
Deferred financing costs, net	27,267	1,730	(c)	(172)	(f)	28,825
Notes receivable	7,800	—		—		7,800
Investment in unconsolidated joint ventures	148,057	—		—		148,057
Other assets	74,596	25,034	(a)	—		99,630

Total assets	$5,529,540	$538,632		$(194,742)		$5,873,430

LIABILITIES AND STOCKHOLDERS’ EQUITY

Secured debt	$1,963,670	$258,969	(a)	$(55,602)	(f)	$2,167,037
Unsecured debt	1,603,834	215,027	(a)	(186,109)	(f)	1,632,752
Real estate taxes payable	14,585	—		—		14,585
Accrued interest payable	20,889	—		—		20,889
Security deposits and prepaid rent	26,046	—		—		26,046
Distributions payable	36,561	463	(d)	—		37,024
Deferred fees and gains on the sale of depreciable property	28,943	—		—		28,943
Accounts payable, accrued expenses, and other liabilities	105,925	1,295	(a)	—		107,220

Total liabilities	3,800,453	475,754		(241,711)		4,034,496

Redeemable non-controlling interests in operating partnership	119,057	62,878	(e)	—		181,935

Stockholders’ equity
Preferred stock, no par value; 50,000,000 shares authorized
2,803,812 shares of 8.00% Series E Cumulative Convertible issued and outstanding	46,571	—		—		46,571
3,405,562 shares of 6.75% Series G Cumulative Redeemable issued and outstanding	85,139	—		—		85,139
Common stock, $0.01 par value; 250,000,000 shares authorized 182,496,330 shares issued and outstanding	1,825	—		—		1,825
Additional paid-in capital	2,450,141	—		—		2,450,141
Distributions in excess of net income	(973,864)			46,969	(f)	(926,895)
Accumulated other comprehensive loss, net	(3,469)	—		—		(3,469)

Total UDR, Inc. stockholders’ equity	1,606,343	—		46,969		1,653,312
Non-controlling interest	3,687	—		—		3,687

Total equity	1,610,030	—		46,969		1,656,999

Total liabilities and stockholders’ equity	$5,529,540	$538,632		$(194,742)		$5,873,430

UDR, Inc.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
(In thousands, except per share data)

	Historical	Acquired	Disposed	Pro Forma		Pro Forma
	UDR	Communities	Communities	Adjustments		Consolidated
	(audited)	(unaudited)	(unaudited)	(unaudited)		(unaudited)
REVENUES
Rental income	$632,249	$39,836	$(23,706)	$57	(a)	$648,436
Non-property income:
Other income	14,347	1,487	(1,849)	—		13,985

Total revenues	646,596	41,323	(25,555)	57		662,421

EXPENSES
Rental expenses:
Real estate taxes and insurance	78,168	2,508	(2,636)	—		78,040
Personnel	57,441	2,277	(1,666)	—		58,052
Utilities	34,440	3,167	(1,157)	—		36,450
Repair and maintenance	35,712	2,833	(1,122)	—		37,423
Administrative and marketing	16,406	1,535	(450)	—		17,491
Property management	17,387	407	(652)			17,142
Other operating expenses	5,848	—	—	72	(b)	5,920
Real estate depreciation and amortization	303,151	—	(11,713)	43,934	(c)	335,372
Interest
Expense incurred	146,062	—	(3,081)	13,594	(d)	156,575
Net loss/(gain) on debt extinguishment	1,204	—	—	—		1,204
Amortization of convertible debt discount	3,530	—	—	—		3,530
General and administrative	42,710	—	—	—		42,710
Severance costs and other restructuring charges	6,803	—	—	—		6,803
Other depreciation and amortization	4,843	—	—	—		4,843

Total expenses	753,705	12,727	(22,477)	57,600		801,555

Loss from operations	(107,109)	28,596	(3,078)	(57,543)		(139,134)
Loss from unconsolidated entities	(4,204)	—		—		(4,204)

Loss from continuing operations	(111,313)	28,596	(3,078)	(57,543)		(143,338)
Income from discontinued operations	4,725	—	46,969			51,694

Consolidated net (loss)/income	(106,588)	28,596	43,891	(57,543)		(91,644)
Net loss attributable to redeemable non-controlling interests in OP	3,835	(1,347)	(2,067)	4,348	(e)	4,769
Net income attributable to non-controlling interests	(146)	—	—	—		(146)

Net (loss)/income attributable to UDR, Inc.	(102,899)	27,249	41,824	(53,195)		(87,021)
Distributions to preferred stockholders — Series E (Convertible)	(3,726)	—	—	—		(3,726)
Distributions to preferred stockholders — Series G	(5,762)	—	—	—		(5,762)
Discount on preferred stock repurchases, net	25	—	—	—		25

Net (loss)/income attributable to common stockholders	$(112,362)	$27,249	$41,824	$(53,195)		$(96,484)

Earnings per weighted average common share — basic :
Loss from continuing operations attributable to common stockholders	$(0.71)					$(0.88)
Income from discontinued operations	$0.03					$0.31
Net (loss)/income attributable to common stockholders	$(0.68)					$(0.57)

Earnings per weighted average common share — diluted:
Loss from continuing operations attributable to common stockholders	$(0.71)					$(0.88)
Income from discontinued operations	$0.03					$0.31
Net (loss)/income attributable to common stockholders	$(0.68)					$(0.57)

Weighted average number of common shares outstanding — basic	165,857			2,570		168,427
Weighted average number of common shares outstanding — diluted	165,857			2,570		168,427
See accompanying notes.

UDR, INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
Unaudited Pro Forma Consolidated Balance Sheet Adjustments
(a)
Reflects the effect of the acquisition of the four multifamily apartment communities and a land parcel in April 2011. We financed these acquisitions with borrowings under our revolving credit facility, the assumption of debt on two of the properties, the issuance of operating partnership units (“OP units”) for 10 Hanover and the disposition of assets for 388 Beale, 14 North and Inwood West. The pro forma purchase price allocations are as follows (purchase price allocations are estimated for pro forma purposes and the actual allocations may differ) (amounts in thousands):

				Residential
				Leases in Place
				and Above			Fair Value
				Market Retail	Below Market	Mortgages	Adjustment
Property	Purchase Price	Land	Building	Leases	Retail Leases	Assumed	on Debt
10 Hanover	$259,750	$41,407	$204,277	$15,362	$1,295	$192,000	$9,668
388 Beale	90,500	14,026	74,295	2,179	—	—	—
14 North	64,500	9,817	52,257	2,425	—	—	—
Inwood West	105,000	15,610	84,322	5,068	—	55,805	1,496
Inwood West — land	3,000	3,000	—	—	—	—	—

	$522,750	$83,860	$415,151	$25,034	$1,295	$247,805	$11,164

(b)	Represents loan escrows associated with the assumed mortgages.

(c)	Represents deferred financing costs incurred with the assumed mortgages.

(d)	Represents additional distributions payable due to the issuance of 2,569,606 OP units for the acquisition of 10 Hanover Square.

(e)	Represents the fair value of the OP units issued for the acquisition of 10 Hanover Square:

Number of OP units issued	2,569,606
Price per OP unit at date of acquisition	$24.47

Value of OP units issued at acquisition date	$62,878,259

(f)	Reflects the disposition of six multifamily apartment communities (1,418 homes) located in California as part of the transaction.

Unaudited Pro Forma Consolidated Statement of Operations Adjustments
(a)	Reflects amortization of approximately $57,400 for the net below-market lease intangibles recorded as part of the acquisitions.

(b)	Reflects ground lease expense for 10 Hanover Square.

(c)
Reflects the estimated depreciation and amortization that would have been recorded by UDR based on the depreciable basis of the acquired communities, assuming asset lives ranging from five to thirty-five years as well as the amortization of the identifiable intangible values recorded with an estimated 11 month useful life.

(d)
Reflects estimated interest expense that would have been recorded for the increase in our revolving credit facility, deferred financing costs and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.

(e)
Reflects the difference between historical non-controlling interest and what would have been recorded by the Company as a result of the pro forma adjustments to reported earnings for the acquired and disposed communities.

Exhibit Index

23.1	Consent of Ehrhardt Keefe Steiner Hottman PC Independent Registered Public Accounting Firm
23.2	Consent of Ernst & Young, LLP Independent Registered Public Accounting Firm